CASH AND CASH EQUIVALENTS (Details 1) - PEN (S/) S/ in Thousands		Dec. 31, 2017	Dec. 31, 2016
Legal cash requirements
Deposits with Central Reserve Bank of Peru	[1]	S/ 11,768,476	S/ 8,625,876
Cash in vaults of Bank	[1]	4,425,384	3,158,153
Total legal cash requirements	[1]	16,193,860	11,784,029
Additional funds
Overnight deposits	[2]	3,367,769	16,780
Cash in vaults of Bank and others		609,185	903,613
Total additional funds		3,976,954	920,393
Total		S/ 20,170,814	S/ 12,704,422

[1]	At December 31, 2017 cash and deposits subject to legal cash requirements in local and foreign currency are subject to an implicit rate of 5.00 percent and 32.40 percent, respectively, on the total balance of obligations subject to legal cash requirements, as required by the BCRP (6.50 percent and 25.89 percent, respectively, at December 31, 2016). In the same way, at December 31, 2017, the increase in the balances of the legal cash requirement originated from the following factors: i) increase in the rates on the legal cash requirement; ii) increase in the volumes of the total of obligations subject to the legal cash requirement (TOSE from the Spanish acronym); and iii) increase in the volumes of cash due to changes in the banknote export policy.
[2]	At December 31, 2017, the Group maintains three “overnight” deposits with the BCRP, two of which are denominated in U.S Dollars for US$900.0 million (equivalent to S/2,916.9 million) and US$46.6 million (equivalent to S/150.9 million) and one in soles for S/300.0 million. The “overnight” deposits in dollars and soles earn interest at rates of 1.41 percent and 2.0 percent, respectively, and have maturities at 5 days.